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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 7, 2004


                        INDEPENDENCE COMMUNITY BANK CORP.
               (Exact Name of Registrant as Specified in Charter)


             DELAWARE                    0-23229            11-3387931
   (State or Other Jurisdiction        (Commission       (I.R.S. Employer
        of Incorporation)             File Number)      Identification No.)

                               195 MONTAGUE STREET
                            BROOKLYN, NEW YORK 11201
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: ((718) 722-5300


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events and Regulation FD Disclosure.

On April 7, 2004, Independence Community Bank Corp. ("Independence") and Staten Island Bancorp, Inc. ("Staten Island") issued a press joint release announcing the receipt of regulatory approvals required in connection with the completion of the merger of Staten Island with and into Independence. A copy of the related press release is attached as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            99.1  Press Release dated April 7, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               INDEPENDENCE COMMUNITY BANK CORP.

                               By:  /s/ Frank W. Baier
                                   --------------------------------
                                   Frank W. Baier
                                   Executive Vice President,
                                   Chief Financial Officer and Treasurer

Date:  April 7, 2004